SCHEDULE 14A
                                 PROXY STATEMENT
                     Information Required in Proxy Statement
                          SCHEDULE 14A PROXY STATEMENT
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [_]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[_]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            MARINE EXPLORATION, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                      None
--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1) Title of each class of securities to which transaction applies:
     2) Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4) Proposed maximum aggregate value of transaction:
     5) Total fee paid:
[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
     2) Form, Schedule or Registration Statement No.:
     3) Filing Party:
     4) Date Filed:

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



                            Marine Exploration, Inc.
                           535 16th Street, Suite 820
                                Denver, CO 80202
                                 (303) 459-2485


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


To the shareholders of Marine Exploration, Inc.:

     A Special Meeting of Shareholders of Marine Exploration, Inc. (the "Company") will be held at 535 16th Street, Suite 820, Denver, CO 80202 at 10:00 a.m., Mountain Time on December 4, 2008 in order:

     1. To authorize the officers and directors of the Company to amend the Company's Articles of Incorporation to increase the number of Common Shares authorized from 500,000,000 to 1,000,000,000;

     All shareholders are invited to attend the meeting. Shareholders of record at the close of business on November 4, 2008, the Record Date, fixed by the Board of Directors, are entitled to notice of and to vote at the meeting. A complete list of shareholders entitled to notice of and to vote at the meeting will be open for examination by shareholders beginning 10 days prior to the meeting for any purpose germane to the meeting during normal business hours at the Company's offices at 535 16th Street, Suite 820, Denver, CO 80202.

         All stockholders, whether or not they expect to attend the Meeting in person, are requested to either complete, date, sign, and return the enclosed form of proxy in the accompanying envelope, or to record their proxy by other means. The proxy may be revoked by the person executing the proxy by filing, with the secretary of the Company, an instrument of revocation or duly executed proxy bearing a later date, or by electing to vote in person at the meeting.

                                      By Order of the Board of Directors


                                      /s/ Miguel Thomas Gonzalez
                                      Miguel Thomas Gonzalez
                                      President and Chief Executive Officer
November 14, 2008


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


                            Marine Exploration, Inc.
                           535 16th Street, Suite 820
                                Denver, CO 80202
                                 (303) 459-2485

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

                PROXIES ARE BEING SOLICITED BY THE COMPANY, AND YOU ARE REQUESTED TO SUBMIT YOUR PROXY TO THE COMPANY.

Solicitation and Revocability of Proxy

     This  proxy  statement  ("Proxy  Statement")  and  the  accompanying  proxy
("Proxy") is furnished in connection with the solicitation by the Board of Directors (the "Board") of Marine Exploration, Inc. a Colorado corporation (the "Company"), for use at the Special Meeting of Shareholders (the "Special Meeting") to be held at 535 16th Street, Suite 820, Denver, CO 80202 on December 4, 2008 at 10:00 a.m., Mountain Daylight Time, and for any postponement or adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

     The Company will bear the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, certain officers, agents and employees of the Company, without extra remuneration, may also solicit proxies personally by telephone, telefax or other means of communication. In addition to mailing copies of this material to shareholders, the Company may request persons, and reimburse them for their expenses in connection therewith, who hold stock in their names or custody or in the names of nominees for others, to forward such material to those persons for whom they hold stock of the Company and to request their authority for execution of the proxies.

     A shareholder who has given a Proxy may revoke it at any time prior to its exercise by giving written notice of such revocation to the Secretary of the Company, executing and delivering to the Company a letter dated Proxy reflecting contrary instructions or appearing at the Special Meeting and voting in person.

     The mailing address of the Company's principal executive office is 535 16th Street, Suite 820, Denver, CO 80202, and its telephone number at this office is
(303) 459-2485.

     This Proxy statement ("Proxy Statement") is provided by the Board of Directors (the "Board") of Marine Exploration, Inc., a Colorado corporation (the "Company"), for use at the Special Meeting of Shareholders (the "Special


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

Meeting") to be held at 535 16th Street, Suite 820, Denver, CO 80202 on November 11, 2008 at 10:00 a.m., Mountain Time, and for any postponement or adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

     The mailing address of the Company's principal executive office is 535 16th Street, Suite 820, Denver, CO 80202, and its telephone number at this office is
(303) 459-2485.

Shares Outstanding and Voting Rights

     Holders of shares of the Company's common stock (the "Common Stock") of record at the close of business on November 4, 2008 (the "Record Date") are entitled to vote at the Special Meeting or any postponement or adjournment thereof. On the Record Date, there were 187,528,301 shares of Common Stock issued and outstanding. Each outstanding share of Common Stock is entitled to one vote.

     The holders of a majority of the outstanding shares of the Company entitled to vote on the matters proposed herein, present in person or by proxy, shall constitute a quorum at the Special Meeting. The approval of a majority of the outstanding shares of Common Stock present in person or represented by proxy, assuming a quorum at the Special Meeting, is required for the adoption of the matters proposed herein.

     The form of Proxy solicited by the Board affords shareholders the ability to specify a choice among approval of, disapproval of, or abstention with respect to, each matter to be acted upon at the Special Meeting. Shares of Common Stock represented by the Proxy will be voted, except as to matters with respect to which authority to vote is specifically withheld. Where the solicited shareholder indicates a choice on the form of Proxy with respect to any matter to be acted upon, the shares will be voted as specified. Abstentions and broker non-votes will not have the effect of votes in opposition to a director or "against" any other proposal to be considered at the Special Meeting.

     The person named as proxy is Miguel Thomas Gonzalez. All shares of Common Stock represented by properly executed proxies which are returned and not revoked will be voted in accordance with the instructions, if any, given therein. If no instructions are provided in a Proxy, the shares of Common Stock represented by your Proxy will be voted FOR the approval of Proposal 1 in accordance with the Proxy holder's best judgment at the Special Meeting.

Dissenter's Rights

     Under Colorado law, shareholders are not entitled to dissenter's rights of appraisal on any proposal referred to herein.

     The approximate date on which this Proxy Statement and the accompanying form of Proxy are first being mailed to shareholders is November 19, 2008.


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

                        INFORMATION RELATING TO PROPOSAL

PROPOSAL #1: TO AUTHORIZE THE AMENDMENT THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF COMMON SHARES AUTHORIZED FROM 500,000,000 TO 1,000,000,000.

         The Company seeks the approval of stockholders to amend the Articles of Incorporation of the Company to increase the authorized common stock of the Company from 500,000,000 to 1,000,000,000 shares. Such increase is required to enable the Company to meet its obligations to issue stock in connection with convertible debt, warrants, and to facilitate future financings.

Other Potential Transactions

         It is emphasized that management of the Company may effect transactions having a potentially adverse impact upon the Company's stockholders pursuant to the authority and discretion of the Company's management to complete share issuances without submitting any proposal to the stockholders for their consideration. Holders of the Company's securities should not anticipate that the Company necessarily will furnish such holders with any documentation concerning the proposed issuance prior to any share issuances. All determinations (except involving a merger where the number of shares of common stock of the Company issued will equal more than 20% of the issued and outstanding shares of common stock of the Company prior to the transaction) involving share issuances are in the discretion and business judgment of the Board of Directors in their exercise of fiduciary responsibility, but require a determination by the Board that the shares are being issued for fair and adequate consideration.

         In the future event that the Board continues to issue shares for capital, services, or acquisitions, the present management and stockholders of the Company most likely will not have control of a majority of the voting shares of the Company.

         It is likely that the Company may acquire other compatible business opportunities through the issuance of common stock of the Company. Although the terms of any such transaction cannot be predicted, this could result in substantial additional dilution in the equity of those who were stockholders of the Company prior to such issuance. There is no assurance that any future issuance of shares will be approved at a price or value equal to or greater than the price which a prior stockholder has paid, or at a price greater than the then current market price. Typically, unregistered shares are issued at less than market price due to their illiquidity and restricted nature as a result of, among other things, the extended holding period and sales limitations which such shares are subject to.

         The rights of the existing holders of common stock will not be affected, except that the authorization of a large number of additional shares and the issuance of additional shares for future transactions will allow the following types of actions or events to occur without the current stockholders being able to effectively prevent such actions or events:

         1. Dilution may occur due to the issuance of additional shares. The percentage ownership of the Company by the existing shareholders will be diluted from 99% to 50% upon authorization of the additional shares.

         2. Control of the Company by existing stockholders may change due to new issuances.

         3. The election of the Board of Directors may be dominated by new large stockholders, effectively blocking current stockholders from electing directors.

         4. Business plans and operations may change.

         5. Mergers, acquisitions, or divestitures may occur which are approved by the holders of any newly issued shares in the future.

         6. Management might use the additional shares issued in the future to resist or frustrate a third party transaction which could offer an above market premium that is favored by a majority of the independent shareholders.

         None of our Articles, Bylaws, Employment Agreements or Credit Agreements have any material anti-takeover consequences. There are no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE INCREASE IN AUTHORIZED COMMON STOCK.

         In the event that the ballot is left blank for the proposal, it will be deemed a "For" vote.


                            BIOGRAPHICAL INFORMATION

         Set forth below is a brief description of the background and business experience of our executive officer and directors for the past five years.

MIGUEL THOMAS GONZALEZ, 32, PRESIDENT, SECRETARY, TREASURER, AND DIRECTOR

         Mr. Gonzalez has acted as our president and a director since May 8, 2007. From 2006 to present Mr. Gonzalez has acted as Manager and sole owner of MTG Financial Services, LLC, a Denver Colorado company which provides corporate and directive services and sells side analytics for hedge funds. From 2004 to 2006 Mr. Gonzalez acted as a professional research associate of Immunology with the Slansky laboratory in the University of Colorado Health Science Center in Denver, Colorado. Prior to 2004, he was a student and research laboratory assistant at the University of Colorado Boulder in the areas of Molecular,

Cellular, and Developmental Biology and Biochemistry in Boulder, Colorado. Mr. Gonzalez also serves as a Director of Riverside Technologies, Inc. In 2004, Mr. Gonzalez graduated from the University of Colorado with a Bachelor of Science degree in Molecular Cellular Developmental Biology and Biochemistry. Mr. Gonzalez devotes substantially all of his business time to our affairs.

ROBERT L. STEVENS, 42, VICE PRESIDENT, FINANCIAL COMMUNICATIONS

     From 2001 to 2005, Mr. Stevens was founder and Chairman of X-Clearing Corporation a transfer agent with no involvement of day to day activities. Since 1998, Mr. Stevens has also been the President and sole shareholder of A Squared Holdings Corp., a Colorado corporation engaged in consulting and martial arts instruction. Mr. Stevens is also a partner and founder of Hoss Capital LLC from 02/21/07 to current and also partner and founder of Technology Partners LLC from 01/11/2006 to current and is an acting Manager in both LLC's. In April of 2008 to current Mr. Robert Stevens has acted as the Vice President of Financial Communications for Marine Exploration Inc. Mr. Stevens devotes approximately 75 percent of his business time to our affairs.

PAUL ENRIGHT, 46, VICE PRESIDENT, BUSINESS DEVELOPMENT

     From 2003 to 2005, Mr. Enright has been an Independent Consultant for Public Companies. Mr. Paul Enright is also a partner and founder of Hoss Capital LLC from 02/21/07 to current and also partner and founder of Technology Partners LLC from 01/11/2006 to current and is an acting Manager in both LLC's. In April of 2008 to current, Mr. Paul Enright has acted as the Vice President of Business Development for Marine Exploration Inc. Mr. Enright devotes approximately all of his business time to our affairs.

     Mr. Gonzalez, Mr. Stevens and Mr. Enright do not have professional training or technical credentials in the marine exploration, development and operation of salvage vessels or in the collection and sales of salvaged artifacts.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table provides the names and addresses of each person known to us to own more than 5% of our outstanding common stock as of the date of this report, and by the Officers and Directors, individually and as a group. The percent of class is based on 105,923,501 shares of common stock issued and outstanding as of June 30, 2008. Except as otherwise indicated all shares are owned directly.


                           Name and Address                   Amount and Nature of               Percent of
Title of Class             of Beneficial Owner                Beneficial Ownership               Class
--------------             -----------------------------      --------------------               ----------

                           Robert L. Stevens(1)
                           535 16th Street, Suite 820
Common Stock               Denver, CO  80202                    37,856,250(2)(3)                   35.7%

                           Paul Enright(1)
                           535 16th Street, Suite 820
Common Stock               Denver, CO  80202                    37,856,250(2)(4)                   35.7%

                           Miguel Thomas Gonzalez(1)
                           535 16th Street, Suite 820
Common Stock               Denver, CO  80202                    100,000(5)                          *

                           All Officers and Directors
Common Stock               as a Group (3 persons)               75,812,500                         71.5%
------------------

*        Less than 1%

(1) Officer and/or director of our Company

(2) Includes 19,163,000 shares owned by Hoss Capital, LLC, and 16,549,500 shares held in the name of Technology Partners, LLC. Each of these LLC's is owned in equal percentages by Robert L. Stevens and Paul D. Enright.

(3) Includes 20,000,000 shares held by the Robert L. Stevens Family Trust. Robert L. Stevens is a beneficial owner of one hundred percent of the Robert L. Stevens Family Trust.

(4) Includes 20,000,000 shares held by the Paul D. Enright Family Trust. Paul D. Enright is a beneficial owner of one hundred percent of the Paul D. Enright Family Trust.

(5) These shares are beneficially owned through his solely owned company MTG Financial Services, LLC, a Colorado limited liability company.

No other entity or person receives any compensation from us or on our behalf.


                           SUMMARY COMPENSATION TABLE

The table below summarizes all compensation awarded to, earned by, or paid to our executive officers by any person for all services rendered in all capacities to us for the fiscal period from our inception on March 7, 2007 (inception of the development stage) through June 30, 2008.


                                                                       Non-Equity       Non-qualified
                                                     Stock    Option   Incentive        Deferred          All Other       Total
Name and Principal                  Salary  Bonus    Awards   Awards   Plan             Compensation     Compensation  Compensation
Position                   Year     ($)     ($)      ($)      ($)      Compensation     Earnings          ($)              ($)
------------------------------------------------------------------------------------------------------------------------------------

Miguel Thomas              2008     $48,000 $0.00    $0.00    $0.00    $0.00            $0.00             $0.00            $48,000
Gonzales(1), President,
Secretary & Treasurer

Mr. Robert Stevens
Vice President of
Financial
Communications             2008     $0.00   $0.00    $0.00    $0.00    $0.00            $0.00             $0.00            $0.00

Mr. Paul Enright
Vice President of
Business  Development      2008     $0.00   $0.00    $0.00    $0.00    $0.00            $0.00             $0.00            $0.00


(1) Mr. Gonzalez receives an annual salary of $48,000 per year which salary is paid by MTG Financial Services, LLC for management services that he provides to it as well as to us.


                         FINANCIAL AND OTHER INFORMATION

     Reference is made to the financial statements and other information included in the Company's Special Report on Form 10-KSB for the period ended June 30, 2008 (as filed with the Securities and Exchange Commission on October 2, 2008), which is incorporated herein by reference. If you wish to receive a copy of such report, the Company undertakes to provide to you, without charge, upon a written or oral request by you and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of such report. Written requests for such report should be addressed to the Office of the President, Marine Exploration, Inc., 535 16th Street, Suite 820, Denver, CO 80202.


                              SHAREHOLDER PROPOSALS

         Shareholders are entitled to submit proposals on matter appropriate for shareholder action consistent with regulations of the Securities and Exchange Commission. Should a shareholder intend to present a proposal at next year's Annual meeting, it must be received by Miguel Thomas Gonzalez, the President of the Company, at Marine Exploration, Inc., 535 16th Street, Suite 820, Denver, CO 80202, no later than 30 days prior to fiscal year end, in order to be included in the Company's proxy statement and form of proxy relating to that meeting. It is anticipated that the next Annual Meeting will be held in September, 2009.

                                  OTHER MATTERS

         The Board is not aware of any other matter other than those set forth in this Proxy Statement that will be presented for action at the Special Meeting. If other matters properly come before the Special Meeting, the persons named as proxies intend to vote the shares they represent in accordance with their best judgment in the interest of the Company.


Dated: November 14, 2008                MARINE EXPLORATION, INC.

                                        By the order of the Board of Directors

                                        /s/ Miguel Thomas Gonzalez
                                        -----------------------------------
                                        Miguel Thomas Gonzalez, CEO and Director

                                     BALLOT



                            Marine Exploration, Inc.
                               9737 Wadsworth Pkwy
                                Denver, CO 80202
                                 (303) 459-2485

                    PROXY FOR SPECIAL MEETING OF STOCKHOLDERS

     The undersigned hereby appoints Miguel Thomas Gonzalez proxy, with full power of substitution, for and in the name or names of the undersigned, to vote all shares of Common Stock of Marine Exploration, Inc. held of record by the undersigned at the Special Meeting of Stockholders to be held on December 4, 2008, at 10:00 a.m., at 535 16th Street, Suite 820, Denver, CO 80202, and at any adjournment thereof, upon the matters described in the accompanying Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before, and matters incident to the conduct of, the meeting or any adjournment thereof. Said person is directed to vote on the matters described in the Notice of Special Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before, and matters incident to the conduct of, the meeting and any adjournment thereof.

     1. To authorize the officers and directors of the Company to amend the Company's Articles of Incorporation to increase the number of Common Shares authorized from 500,000,000 to 1,000,000,000;

                  [_] FOR           [_] AGAINST               [_] ABSTAIN

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU MAY SIGN AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE STATED PROPOSALS.


Number of shares owned ________________



-------------------------------------       ------------------------------------
Signature of Stockholder                             Signature if held jointly


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

Printed name: ________________________    Printed name: ________________________

Address: ____________________________

         -----------------------------

                                          Dated: _________________________, 2008

IMPORTANT: If shares are jointly owned, both owners should sign. If signing as attorney, executor, administrator, trustee, guardian or other person signing in a representative capacity, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.













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